Summary Prospectus September 28, 2011 Cookson Peirce Core Equity Fund Trading Symbol: CPEQX http://www.cooksonpeirce.com/

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated September 28, 2011 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.cooksonpeirce.com/.  You can also get this information at no cost by calling 866-412-CORE (2673) or by sending an email request to info@cooksonpeirce.com.

Investment Objective
The investment objective of the Cookson Peirce Core Equity Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of shares redeemed within 60 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.88%
Total Annual Fund Operating Expenses	1.88%
Fee Waiver/Expense Reimbursement(1)	-0.38%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement(1)	1.50%

(1)
Pursuant to an operating expense limitation agreement between the Fund’s investment advisor, Cookson, Peirce & Co., Inc. (the “Advisor”), and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, dividends on short positions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.50% of the Fund’s average net assets through September 28, 2012.  The operating expense limitation agreement waiver can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Advisor is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitation on the Fund’s expenses described herein.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$153	$541	$969	$2,159

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 116.20% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities.  The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies.  The Fund considers “U.S. companies” to be companies organized in the United States or for which 50% of their actual or anticipated revenues or profits are generated in, their assets are located in, or their services or products are provided or sold in, the United States.  In addition to common stocks, other types of equity securities of U.S. companies in which the Fund may invest include preferred stocks, convertible securities, real estate investment trusts (“REITs”), and other investment companies or exchange-traded funds (“ETFs”) that invest in equity securities.  The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments.  The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group.  Using quantitative measures established by the Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics.  In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process.  The Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund.  From the universe of stocks, the Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold.

Principal Risks
Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The Advisor’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
Large-Cap, Mid-Cap and Small-Cap Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

•
Risk Relating to Investments in REITs.  A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•
Shares of Other Investment Companies Risk.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  As a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

•
Exchange-Traded Funds Risk.  There are risks related to investing in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
High Portfolio Turnover Rate Risk.  A high portfolio turnover rate (100% or more) may result in increased brokerage transaction costs and the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a lower portfolio turnover rate, which may lower the Fund’s return.  A high turnover rate may mean that you would have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one, five and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.cooksonpeirce.com or by calling toll-free at 1-866-412-CORE (2673).

Cookson Peirce Core Equity Fund
Calendar Year Returns as of December 31

The Fund’s calendar year-to-date return as of June 30, 2011 was 3.93%.  During the period shown in the bar chart, the best performance for a quarter was 16.28% (for the quarter ended September 30, 2009) and the worst performance was -26.90% (for the quarter ended December 31, 2008).

Average Annual Total Returns
(for the Periods Ended December 31, 2010)
	One Year	Five Years	Since Inception (8/3/05)

Return Before Taxes	20.03%	3.37%	4.55%
Return After Taxes on Distributions	20.00%	3.24%	4.43%
Return After Taxes on Distributions and Sale of Fund Shares	13.06%	2.91%	3.94%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	2.31%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor
Cookson, Peirce & Co., Inc. is the Fund’s investment advisor.

Portfolio Managers
Mr. Bruce W. Miller, CFA, Chief Investment Officer and Secretary of the Advisor, has managed the Fund since its inception in 2005.  Mr. Cory S. Krebs, CFA, Vice President of the Advisor, has managed the Fund since its inception in 2005.

Purchase and Sale of Fund Shares
You may conduct transactions by mail (Cookson Peirce Core Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 1-866-412-CORE (2673).  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in the Fund is $2,500, with a minimum investment of $500 for subsequent purchases.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.